AMENDMENT NO. 24
to the
VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

Effective January 1, 2002

Between

JACKSON NATIONAL LIFE INSURANCE COMPANY
("CEDING COMPANY")

and

ACE TEMPEST LIFE REINSURANCE LTD.
("REINSURER")

Effective April 27, 2015, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to add new funds and to record fund name changes and fund mergers that were effective September 15, 2014, and April 27, 2015. To effect these changes, the following provision of this Agreement is hereby amended:

- Schedule B-2, *Subaccounts Subject to this Reinsurance Agreement*, amendment #23, is hereby replaced by the attached Schedule B-2.

Jackson National Life Insurance Company	ACE Tempest Life Reinsurance Ltd.
By [signature]	By [signature]
Name Russell Peck	Name ALBERTO AUTMEZGUINE
Title VP	Title SVP & Chief Actuary
Date 7/6/15	Date 6/30/15

<u>SCHEDULE B-2</u>

Subaccounts Subject to this Reinsurance Agreement

	Comment	Product Availability
	• New 4/6/2009 • Name changed from JNL Institutional Alt 65 Fund effective 4/27/2015	All
lanced Allocation Fund	New 4/30/2012	All
obal Small Capitalization Fund	New 5/3/2010	All
owth Allocation Fund	New 4/30/2012	All
w World Fund	New 5/3/2010	All
ernational Fund	New 5/3/2010	All
owth-Income Fund	New 5/3/2010	All
ue Chip Income and Growth Fund	New 5/3/2010	All
obal Bond Fund	New 5/3/2010	All
ures Strategy Fund	New 4/27/2015	All but Fifth Third
dity Securities Strategy Fund	• New 1/16/2007 • Name changed from JNL/Credit Suisse Global Natural Resources effective 9/28/2009. • Effective 10/11/2010, name changed from JNL/Credit Suisse Commodity Securities Fund. • Effective 4/29/2013 name changed from JNL/Black Rock Commodity Securities Fund.	All
Allocation Fund	New 10/11/2010	All
nfrastructure and MLP Fund	• New 12/12/2011 • Effective 4/28/2014, name changed from JNL/Brookfield Global Infrastructure Fund.	All
lobal Balanced Fund	• Subadvisor changed from Janus on 2/18/04. • Name changed from JNL/FMR Balanced Fund effective 4/30/2007 and from JNL/FI Balanced Fund effective 12/3/2007.	All
lobal Diversified Research Fund	• Formerly JNL/Janus Global Equities Fund. • Name changed from JNL/Select Global Growth Fund effective 12/3/2007.	All

	Comment	Product Availability
	Name changed from JNL/Eagle Core Equity Fund effective 4/30/2012	All
		All
	• New 3/31/2008; • Name changed from JNL/PAM Asia ex-Japan Fund effective 4/30/2012	All
	• New 3/31/2008; • Name changed from JNL/PAM China-India Fund effective 4/30/2012	All
	New 1/16/2007	All
	• New 1/16/2007 • Effective 9/16/2013, JNL/M&G Global Leaders Fund merged into this fund.	All
nd	New 12/12/2011	All
	New 5/1/2006	All
vth Fund	• New 12/3/2007 • Name changed from JNL/Capital Guardian International Small Cap Fund effective 5/3/2010	All
	New 1/16/2007	All
	New 5/2/05	All
	• Formerly JNL/Salomon Brothers Global Bond Fund. • Name changed from JNL/Salomon Brothers Strategic Bond Fund effective 5/1/2006, from JNL/Western Strategic Bond Fund effective 1/16/2007, and from JNL/Western Asset Strategic Bond Fund effective 4/30/2007.	All
	New 10/6/2008	All
	New 5/2/05	All
	• New 1/16/2007. • Effective 10/11/2010, name changed from JNL/Credit Suisse Long/Short.	All
	New 4/6/2009	All
	New 4/6/2009	All
	New 4/6/2009	All

Suba

Fund Name
JNL Alt 65
JNL/American Funds Balanced Allocation Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth Allocation Fund
JNL/American Funds New World Fund
JNL/American Funds International Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds Blue Chip Income and Growth Fu
JNL/American Funds Global Bond Fund
JNL/AQR Managed Futures Strategy Fund
JNL/Black Rock Commodity Securities Strategy Fund
JNL/BlackRock Global Allocation Fund
JNL/Brookfield Global Infrastructure and MLP Fund
JNL/Capital Guardian Global Balanced Fund
JNL/Capital Guardian Global Diversified Research Fun

	Product Availability
ged from JNL/Putnam International Equity Fund 2/05 and from JNL/JPM International Equity Fund 3/2007. /11/2010, name changed from JNL/AIM l Growth Fund.	All
merged with JNL/AIM Premier Equity II Fund . ged from JNL/AIM Large Cap Growth Fund /11/2010.	All
, ged from JNL/AIM Real Estate Fund effective /11/2010, name changed from JNL/AIM Global Fund .	All
from JNL/AIM Small Cap Growth Fund effective	All
	All but Fifth Third
	All
changed from Janus on 2/18/04. ged from JNL/FMR Capital Growth Fund effective om JNL/FMR Mid-Cap Equity Fund effective nd from JNL/FI Mid-Cap Equity Fund effective L/Putnam Midcap Growth Fund merged with this ve 12/3/2007.	All
from JNL/Salomon Brothers U.S. Govt. & Quality ctive 5/1/2006, from JNL/Western U.S. Govt. & und effective 1/16/2007, and from JNL/Western t. & Quality Bond Fund effective 4/30/2007.	All
	All
ged from JNL/Lazard Mid Cap Value Fund 31/2008 /16/2013, name changed from JNL/Lazard Mid Fund.	All
2008 /28/2014 merged into JNL/Oppenheimer Global nd.	All

Fund Name	Comment
JNL/DFA US Core Equity Fund	Name changed fr 4/30/2012
JNL/Eagle Small Cap Equity Fund	
JNL/Eastspring Investments Asia ex-Japan Fund	• New 3/31/20 • Name change 4/30/2012
JNL/Eastspring Investments China-India Fund	• New 3/31/20 • Name change 4/30/2012
JNL/Franklin Templeton Founding Strategy	New 1/16/2007
JNL/Franklin Templeton Global Growth	• New 1/16/20 • Effective 9/1 into this fund
JNL/Franklin Templeton Global Multi-sector Bond Fund	New 12/12/2011
JNL/Franklin Templeton Income Fund	New 5/1/2006
JNL/Franklin Templeton International Small Cap Growth Fund	• New 12/3/20 • Name change Small Cap F
JNL/Franklin Templeton Mutual Shares	New 1/16/2007
JNL/Franklin Templeton Small Cap Value Fund	New 5/2/05
JNL/ Goldman Sachs Core Plus Bond Fund	• Formerly JN • Name chang Fund effecti Fund effecti Strategic Bo
JNL/Goldman Sachs Emerging Markets Debt Fund	New 10/6/2008
JNL/Goldman Sachs Mid Cap Value Fund	New 5/2/05
JNL/Goldman Sachs U.S. Equity Flex	• New 1/16/20 • Effective 10/ Long/Short.
JNL Institutional Alt 20 Fund	New 4/6/2009
JNL Institutional Alt 35 Fund	New 4/6/2009
JNL Institutional Alt 50 Fund	New 4/6/2009

Fund Name	Comment
JNL/Invesco International Growth Fund	• Named changed from JNL/Putnam Internati effective 5/2/05 and from JNL/JPM Interna effective 12/3/2007. • Effective 10/11/2010, name changed from J International Growth Fund.
JNL/Invesco Large Cap Growth Fund	• 2/18/2004 merged with JNL/AIM Premier • Name changed from JNL/AIM Large Cap effective 10/11/2010.
JNL/Invesco Global Real Estate Fund	• New 5/2/05, • Name changed from JNL/AIM Real Estate 10/6/2008. • Effective 10/11/2010, name changed from Real Estate Fund .
JNL/Invesco Small Cap Growth Fund	Name changed from JNL/AIM Small Cap Grov 10/11/2010.
JNL/ Ivy Asset Strategy	New 9/28/2009
JNL/JPMorgan International Value Fund	
JNL/JPMorgan Mid Cap Growth Fund	• Subadvisor changed from Janus on 2/18/04 • Name changed from JNL/FMR Capital Gro 5/1/2006, from JNL/FMR Mid-Cap Equity 4/30/2007 and from JNL/FI Mid-Cap Equit 12/3/2007. • Also, the JNL/Putnam Midcap Growth Fun fund effective 12/3/2007.
JNL/JPMorgan U.S. Government & Quality Bond Fund	Name changed from JNL/Salomon Brothers U. Bond Fund effective 5/1/2006, from JNL/West Quality Bond Fund effective 1/16/2007, and fr Asset U.S. Govt. & Quality Bond Fund effecti
JNL/Lazard Emerging Markets Fund	New 5/1/2006
JNL/Invesco Mid Cap Value Fund	• Name changed from JNL/Lazard Mid Cap effective 3/31/2008 • Effective 9/16/2013, name changed from J Cap Equity Fund.
JNL/M&G Global Basics Fund	• New 10/6/2008 • Effective 4/28/2014 merged into JNL/Opp Growth Fund.

Fund Name	Comment	Product Availability
JNL/M&G Global Leaders Fund	• New 10/6/2008 • Effective 9/16/2013, merged into JNL/Franklin Templeton Global Growth.	All
JNL/ Mellon Capital 10 x 10 Fund	New 4/30/2007	All
JNL/ Mellon Capital 25 Fund	Subadvisor changed from Curian effective 2/18/04	All
JNL/Mellon Capital Bond Index Fund		All
JNL/ Mellon Capital Communications Sector Fund	Subadvisor changed from Curian effective 2/18/04	All
JNL/ Mellon Capital Consumer Brands Sector Fund	Subadvisor changed from Curian effective 2/18/04	All
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund	New 4/30/2012	All
JNL/Mellon Capital Emerging Markets Index Fund	New 12/12/2011	All
JNL/ Mellon Capital Oil & Gas Sector Fund	• Subadvisor changed from Curian effective 2/18/04. • Name changed from JNL/Mellon Capital Management Energy Sector Fund on 5/2/05	All
JNL/Mellon Capital European 30 Fund	New 10/6/2008	All
JNL/ Mellon Capital Financial Sector Fund	Subadvisor changed from Curian effective 2/18/04	All
JNL/ Mellon Capital Global 15 Fund		All
JNL/Mellon Capital International Index Fund		All
JNL/Mellon Capital Index 5 Fund	New 4/30/2007	All
JNL/ Mellon Capital JNL 5 Fund	Effective 10/4/04	All
JNL/Mellon Capital JNL Optimized 5 Fund	• New 5/1/2006 • Effective 4/27/2015 merged into JNL/Mellon Capital JNL 5 Fund	All
JNL/ Mellon Capital Healthcare Sector Fund	• Subadvisor changed from Curian effective 2/18/04. • Name changed from JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund on 5/2/05	All
JNL/ Mellon Capital NYSE® International 25 Fund	• New 4/30/2007 • Effective 9/15/2014 merged into JNL/Mellon Capital International Index Fund	All
JNL/Mellon Capital Pacific Rim 30 Fund	New 10/6/2008	All
JNL/ Mellon Capital S&P ® SMid 60 Fund	New 4/30/2007	All

Fund Name	Comment	Product Availability
JNL/Mellon Capital S&P® 24 Fund	• New 5/1/2006 • Effective 9/16/2013, JNL/ Mellon Capital S&P® 10 Fund merged into this fund..	All
JNL/Mellon Capital S&P 400 Mid Cap Index Fund	Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital Management prior to 12/15/03	All
JNL/Mellon Capital S&P 500 Index Fund	• Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital Management prior to 12/15/03; • Effective 4/6/2009, the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund was merged into this fund.; • Effective 9/28/2009, the JNL/PPM America Core Equity Fund was merged into this fund. • Effective 9/16/2013, JNL/ Mellon Capital VIP Fund merged into this fund..	All
JNL/ Mellon Capital Select Small-Cap Fund	• Subadvisor changed from Curian effective 2/18/04 • Effective 9/16/2013, merged into JNL/Mellon Capital Small Cap Index Fund.	All
JNL/Mellon Capital Small Cap Index Fund	• Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital Management prior to 12/15/03; • Effective 4/6/2009, the JNL/Lazard Small Cap Equity Fund was merged into this fund. • Effective 9/16/2013, JNL/ Mellon Capital Select Small-Cap Fund merged into this fund..	All
JNL/ Mellon Capital Technology Sector Fund	Subadvisor changed from Curian effective 2/18/04	All
JNL/Mellon Capital Dow SM Dividend Fund	• New 1/17/2006 • Effective 9/16/2013, merged into JNL/S&P Dividend Income & Growth Fund.	All
JNL/ Mellon Capital Dow sm 10 Fund	Name changed from JNL/Mellon Capital Management The Dow 10 effective 1/17/2006	All
JNL/ Mellon Capital S&P® 10 Fund	• Name changed from JNL/Mellon Capital Management The S&P 10 effective 1/17/2006 • Effective 9/16/2013, merged into JNL/Mellon Capital S&P® 24 Fund.	All
JNL/ Mellon Capital VIP Fund	• Effective 10/4/2004 • Effective 9/16/2013, merged into JNL/Mellon Capital S&P 500 Index Fund.	All

Fund Name	Comment	Product Availability
JNL/Mellon Capital Nasdaq® 25 Fund	• Effective 10/4/2004. • Name changed from JNL/Mellon Capital Management Nasdaq® 15 Fund effective 12/3/2007	All
JNL/Mellon Capital Value Line® 30 Fund	• Effective 10/4/2004. • Name changed from JNL/Mellon Capital Management Value Line® 25 Fund effective 12/3/2007 • Effective 4/27/2015 merged into JNL/Mellon Capital S&P 24 Fund	All
JNL/Mellon Capital Global Alpha Fund	• New 9/28/2009 • Effective 4/27/2015 merged into JNL/AQR Managed Futures Strategy Fund.	All but Fifth Third
JNL/Morgan Stanley Mid Cap Growth Fund	New 4/30/2012	All
JNL/Neuberger Berman Strategic Income Fund	New 4/30/2012	All
JNL/Oppenheimer Global Growth Fund	Effective 4/28/2014, JNL/M&G Global Basics Fund merged into this fund.	All
JNL/PIMCO Real Return	New 1/16/2007	All
JNL/PIMCO Total Return Bond Fund		All
JNL/PPM America Floating Rate Income Fund	New 5/2/2011	All
JNL/PPM America High Yield Bond Fund	• Effective 10/4/04. • JNL/PPM America High Yield Bond Fund was merged into this on 10/4/04. • Name changed from JNL/Salomon Brothers High Yield Bond Fund effective 5/1/2006, from JNL/Western High Yield Bond Fund effective 1/16/2007 and from JNL/Western Asset High Yield Bond Fund effective 4/30/2007.	All
JNL/PPM America Mid-Cap Value Fund	New 3/31/2008	All
JNL/PPM America Small Cap Value Fund	New 3/31/2008	All
JNL/PPM America Total Return Fund	New 4/27/2015	All
JNL/PPM America Value Equity	Name changed from JNL/Putnam Value Equity Fund effective 1/16/2007	All
JNL/Red Rocks Listed Private Equity Fund	New 10/6/2008	All
JNL/S&P 4 Fund	New 12/3/2007	All
JNL/S&P Competitive Advantage Fund	New 12/3/2007	All
JNL Disciplined Growth	• New 1/16/2007 • Name changed from JNL/S&P Disciplined Growth effective 8/29/2011	All but Fifth Third

Fund Name	Comment	Product Availability
JNL Disciplined Moderate	• New 1/16/2007 • Name changed from JNL/S&P Disciplined Moderate effective 8/29/2011	All but Fifth Third
JNL Disciplined Moderate Growth	• New 1/16/2007 • Name changed from JNL/S&P Disciplined Moderate Growth effective 8/29/2011	All but Fifth Third
JNL/S&P Dividend Income & Growth Fund	• New 12/3/2007 • Effective 9/16/2013, JNL/ Mellon Capital Dow SM Dividend Fund merged into this fund.	All
JNL/S&P Intrinsic Value Fund	New 12/3/2007	All
JNL/S&P Managed Aggressive Growth Fund	• Prior to 10/4/04 named JNL/S&P Aggressive Growth Fund I. • On 10/4/04 merged with JNL/S&P Equity Growth Fund I, JNL/S&P Equity Aggressive Growth Fund I, JNL/S&P Very Aggressive Growth Fund I, JNL/S&P Core Index 50 Fund, and JNL/S&P Core Index 75 Fund	All
JNL/S&P Managed Conservative Fund	Effective 10/4/04	All
JNL/S&P Managed Growth Fund	• Prior to 10/4/04 named JNL/S&P Moderate Growth Fund I. • On 10/4/04 merged with JNL/S&P Core Index 100 Fund. • Effective 9/28/2009, the JNL/S&P Retirement 2020 Fund and the JNL/S&P Retirement 2025 Fund was merged into this fund.	All
JNL/S&P Managed Moderate Fund	• Effective 10/4/04 • Effective 9/28/2009, the JNL/S&P Retirement Income Fund was merged into this fund.	All
JNL/S&P Managed Moderate Growth Fund	• Prior to 10/4/04 named JNL/S&P Conservative Growth Fund I; • Effective 9/28/2009, the JNL/S&P Retirement 2015 Fund was merged into this fund.	All
JNL/S&P Mid 3	New 4/28/2014	All
JNL/S&P Total Yield Fund	New 12/3/2007	All
JNL/T. Rowe Price Established Growth Fund	• JNL/Alliance Capital Growth Fund was merged with this fund 5/2/05. • JNL/Alger Growth Fund and JNL/Oppenheimer Growth Fund were merged with this fund on 4/30/2007.	All
JNL/T. Rowe Price Mid-Cap Growth Fund		All

Fund Name	Comment	Product Availability
JNL/T.Rowe Price Short Term Bond Fund	• New 5/1/2006 • Name changed from JNL/Goldman Sachs Duration Bond Fund effective 9/28/2009	All
JNL/T. Rowe Price Value Fund		All
JNL/BlackRock Large Cap Select Growth Fund	• Formerly JNL/Janus Aggressive Growth Fund. Name changed from JNL/Select Large Cap Growth Fund effective 12/3/2007. • Name changed from JNL/Capital Guardian U.S. Growth Equity Fund effective 4/30/2012 • Effective 9/16/2013, name changed from JNL/UBS Large Cap Select Growth Fund.	All
JNL/WMC Balanced	Name changed from JNL/Select Balanced effective 5/2/2011	All
JNL/WMC Money Market	Name changed from JNL/Select Money Market effective 5/2/2011	All
JNL/WMC Value	Name changed from JNL/Select Value effective 5/2/2011	All
Fifth Third Balanced VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
Fifth Third Disciplined Value VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
Fifth Third Mid Cap VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
Fifth Third Quality Growth VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
JNL General Account		
Guaranteed Five Year Fixed		All but Focus
12 Month DCA		All
6 Month DCA		All
Guaranteed One Year Fixed		All
Guaranteed Seven Year Fixed		All but Focus
Guaranteed Three Year Fixed		All
S&P 500 Composite Stock Price Index – 9 Year Period	Only available prior to 10/4/04	Perspective II and Fifth Third

Note: Effective April 29, 2013, JNL/Mellon Capital Management and JNL/Mellon Capital Mgmt funds changed to JNL/Mellon Capital funds.